ADVANCED SERIES TRUST

AST Fidelity Institutional AM® Quantitative Portfolio

Supplement dated February 24, 2020 to the

Currently Effective Prospectus

and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (Prospectus) and Statement of Additional Information (SAI) for the Advanced Series Trust (the Trust) and should be retained for future reference.  The Portfolio discussed in this supplement may not be available under your variable contract.  For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Thomas McFarren, will replace Ognjen Sosa, CAIA as portfolio manager for the Portfolio. Edward Heilbron and Catherine Pena, CFA will continue to serve as portfolio managers for the Portfolio.

To reflect these changes, the Trust’s Prospectus and SAI are hereby revised as follows:

I.	All references and information pertaining to Ognjen Sosa, CAIA are hereby deleted.

II.	The table in the section of the Prospectus entitled “Summary: AST Fidelity Institutional AM® Quantitative Portfolio

III.	- Management of the Portfolio” is hereby revised by adding the following disclosure:

Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
PGIM Investments LLC	FIAM LLC	Thomas McFarren	Portfolio Manager	January 2020
AST Investment Services, Inc.		Edward Heilbron	Portfolio Manager	February 2014
		Catherine Pena, CFA	Portfolio Manager	April 2015

IV.	The following is added to the section of the Prospectus entitled “HOW THE TRUST IS MANAGED –Portfolio Managers– AST Fidelity Institutional AM® Quantitative Portfolio”:

Thomas McFarren, is a portfolio manager on the Global Institutional Solutions (GIS) team in the Global Asset Allocation (GAA) group at Fidelity Investments. In this role, Mr. McFarren manages custom multi-asset class mandates for institutional investors and financial intermediaries. The team is dedicated to serving the needs of institutional asset owners that seek strategic support, guidance, customization, and active allocation. Prior to assuming his current position, Mr. McFarren was a Quantitative Analyst, working closely with the Global Institutional Solutions portfolio management team. He provided quantitative research and analysis to support investment decision-making, portfolio construction, and risk management. Before joining Fidelity in 2014, Mr. McFarren was a vice president and an associate at BlackRock. During this time, he focused on portfolio construction and multi-asset class investment research. Previously, Mr. McFarren was an associate at Barclays Global Investors. He has been in the financial industry since 2007. Mr. McFarren earned his bachelor of science degree in physiology and his master of science degree in finance from the University of Arizona. He is also a CFA® charterholder.

V.	The table in Part I of the SAI entitled “PORTFOLIO MANAGERS: OTHER ACCOUNTS – AST Fidelity Institutional AM® Quantitative Portfolio” is hereby revised by adding the following disclosure:

Subadviser	Portfolio Managers	Registered Investment Companies*	Other Pooled Investment Vehicles*	Other Accounts*	Ownership of Portfolio Securities*
FIAM LLC	Thomas McFarren	None	None	7/$10 million	None

* As of December 31, 2019.

VI.	The following is added to the section of the SAI entitled “COMPENSATION AND CONFLICTS –Compensation and Conflicts– AST Fidelity Institutional AM® Quantitative”:

The components of Thomas McFarren’s bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index (which may be a customized benchmark index developed by FIAM LLC) assigned to each fund or account , (ii) how the portfolio manager allocates the assets of funds and accounts among their asset classes, which results in monthly impact scores, as described below, and (iii) the investment performance of other funds and accounts. The pre-tax investment performance of the portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index. The portfolio manager also receives a monthly impact score for each month of his tenure as manager of a fund or account. The monthly impact scores are weighted according to his tenure on his fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. The bonus is based on the aggregate impact scores for applicable annual periods eventually encompassing periods of up to five years. A smaller, subjective component of the portfolio manager’s bonus is based on his overall contribution to management of FIAM LLC and its affiliates.

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